EXHIBIT 32.01

Section 1350 Certification

In connection with this annual report of ML Aspect FuturesAccess LLC (the “Company”) on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities Exchange Commission on the date hereof (this “Report”), I, Paul Morton, Chief Executive Officer, President and Manager of Merrill Lynch Alternative Investments LLC, the manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2008

By	/s/ PAUL MORTON
Paul Morton
Chief Executive Officer and President
(Principal Executive Officer)